UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                     -----------------------------
                                  FORM 8-K

       Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):

                         December 24, 2003


                    HARRIS & HARRIS GROUP, INC.
       (Exact name of registrant as specified in its charter)



        New York              0-11576            13-3119827
--------------------------------------------------------------
(State or other      (Commission File Number)  (I.R.S. Employer
jurisdiction 		                     Identification No.)
of incorporation)


                      111 West 57th Street
                     New York, New York  10019
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 (Address of principal executive offices and zip code)


Registrant's telephone number, including area code: (212) 582-0900






Item 7.  Financial Statements and Exhibits

       (a)  Not applicable.

       (b)  Not applicable.

       (c)  Exhibits.


         Exhibit No.            Description

            99.1	Press release dated December 24, 2003


Item 9.	Regulation FD Disclosure.

In accordance with interim guidance of the Securities and Exchange Commission, this disclosure pursuant to Item 12 of Form 8-K is made under Item 9.

On December 24, 2003, Harris & Harris Group, Inc. issued a press release announcing its follow-on public offering of 2,000,000 shares of common stock at $8.00 per share. The text of the press release is included as an exhibit to this Form 8-K. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and herein is deemed to be furnished and shall not be deemed to be filed.

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SIGNATURES


Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: December 24, 2003	    HARRIS & HARRIS GROUP, INC.

                            By: /s/ Helene B. Shavin
				--------------------
                                Helene B. Shavin
                                Vice President and
                                Controller

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                         EXHIBIT INDEX

Exhibit No.		Description

99.1            Press release dated December 24, 2003



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